UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                          FORM 8-K/A TO
                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                              1934


 Date of Report (Date of earliest event reported): June 16, 2002


                    ENERGY RIVER CORPORATION
       (Exact name of Registrant as specified in charter)


     NEVADA               000-26687              88-0429812
   (State of       (Commission File Number)     (IRS Employer
 Incorporation)                                Identification
                                                    No.)


8930 E. Raintree Dr., Ste. 100,              85260
          Phoenix, AZ
(Address of Principal Executive            (Zip Code)
           Offices)


Registrant's telephone number, including area code: (480) 682-1210

                     REGENCY GROUP, LIMITED
 (Former Name or Former Address, if Changed Since Last Report)



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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     The registrant has engaged LeEpstein, Weber & Conover, PLC as its principal accountant to replace its former principal accountant, Semple & Cooper LLP. The former accountant was dismissed on June 5, 2002. The decision to change accountants was approved by the Board of Directors of the registrant.

     During the Registrant's most recent two fiscal years and during any subsequent interim periods preceding the date of termination, the Company has had no disagreements with Semple & Cooper LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

     No accountant's report on the financial statements for the past two years contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles, except the audited statements prepared by Semple & Cooper LLP did contain a going concern qualification; such financial statements did not contain any adjustments for uncertainties stated therein.

     The Registrant has attempted to contact Semple & Cooper LLP to provide them with a copy of this disclosure and has attempted to request that a letter be furnished to the Company, addressed to the SEC, stating whether the former accountant agrees with the statements made herein or the stating the reasons in which he does not agree. At the time of filing of this report, the letter from Semple & Cooper LLP has not been received, and thus is not attached herewith. The registrant will continue to make attempts to obtain such letter from its former accountant to comply with
Item 304(a)(3) of Regulation S-B, and upon receipt will file an amendment to this Form 8-K, of which the former accountant's letter will be an exhibit.

     During the most recent two fiscal years and during any subsequent interim periods preceding the date of engagement, the registrant has not consulted Epstein, Weber & Conover, PLC regarding any matter requiring disclosure under Regulation S-K,
Item 304(a)(2).




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                           SIGNATURES

     Pursuant  to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                    Energy River Corporation
                          (Registrant)

By: /s/ Terry Neild
Terry Neild, CEO

  In accordance with the requirements of the Securities Act of 1933, this Registration Statement was signed by the following persons in the capacities and on the dates stated:

     Signature               Title                  Date
     ---------               ------                 -----

  /s/ Terry Neild       President & CEO         June 28, 2002
  ---------------
    Terry Neild

 /s/ Pamela Michie    Corporate Secretary       June 28, 2002
 -----------------
   Pamela Michie

 /s/ Edward Heisler         Director            June 28, 2002
 ------------------
   Edward Heisler






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